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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

  Date of Report
  (Date of earliest event reported):  March 22, 1999


                               GSI Lumonics Inc.
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              (Exact Name of Registrant as Specified in Charter)


New Brunswick, CANADA                 333-71449                 Inapplicable
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(State or Other Jurisdiction       (Commission File            (IRS Employer
 of Incorporation)                     Number)               Identification No.)

105 Schneider Road, Kanata, Ontario, Canada                    K2K 1YS
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number:  (613) 592-1460

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)




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Item 2. Acquisition or Disposition of Assets.
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  On March 22, 1999, New Grizzly Acquisition Corporation, a Massachusetts
corporation and a wholly-owned subsidiary of Lumonics Inc. ("Lumonics"), merged with and into General Scanning Inc. ("GSI"), a Massachusetts corporation pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of October 27, 1998, as amended, among Lumonics, Grizzly Acquisition Corporation, New Grizzly Acquisition Corporation and GSI (the "Merger Agreement"). GSI is now a wholly-owned subsidiary of Lumonics. Lumonics's name has been changed to GSI Lumonics Inc. ("GSI Lumonics") and the GSI stockholders will receive 1.347 GSI Lumonics common shares for each share of GSI common stock and cash for any fractional shares. GSI Lumonics is now listed on the Nasdaq. The GSI stockholders and Lumonics shareholders will each, as a group, own approximately 50% of the outstanding GSI Lumonics Inc. common shares.

  The Board of Directors of GSI Lumonics has eight members, four of whom previously served on Lumonics' Board of Directors and four of whom previously served on GSI's Board of Directors. GSI Lumonics' management now is led by Chief Executive Officer Charles D. Winston (formerly President and CEO of General Scanning), President and Chief Operating Officer Warren Scott Nix (formerly President and CEO of Lumonics) and Chief Financial Officer Desmond J. Bradley, (formerly Vice President , Finance, and CFO of Lumonics). Robert J. Atkinson is the Chairman of GSI Lumonics having served in the same position with Lumonics.

  GSI develops and manufacturers a broad line of laser systems for a wide range of applications in the automotive, electronics, semiconductor, medical and aircraft industries. In addition, GSI produces a line of laser subsystems and components, which are used in GSI's own systems as well as sold in the merchant market. GSI also designs and manufacturers a line of printers for medical instrument companies, and recently introduced a new foil imprinting technology for use in photo labs and retail photo finishing outlets.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)  Financial statements of business acquired:

  The GSI financial statements required by this item are included in the Prospectus which constitutes a part of GSI Lumonics' Registration Statement on Form S-4 File No. 333-71449, and are incorporated by reference herein.

(b)  Pro forma financial information:

  The financial statements required by this item are included in the Prospectus which constitutes a part of GSI Lumonics' Registration Statement on Form S-4, File No. 333-71449 and are incorporated by reference herein.

                                       2
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(c)   Exhibits.
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      2.1      Amended and Restated Agreement and Plan of Merger, dated as of
               October 27, 1998, among Lumonics Inc., Grizzly Acquisition Corporation, New Grizzly Acquisition Corporation and General Scanning Inc. is included in the Prospectus which constitutes a part of GSI Lumonics' Registration Statement on Form S-4, File No. 333-71449 and is incorporated by reference herein.

                                       3
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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GSI LUMONICS INC.


Date:  March 31, 1999                 By: /s/ Charles J. Gardner
                                          --------------------------------------
                                          Name:   Charles J. Gardner
                                          Title:  Corporate Secretary

                                       4
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                               GSI LUMONICS INC.

                                 EXHIBIT INDEX

The following exhibit is filed herewith.

Exhibit        Description
-------        -----------

  2.1 Amended and Restated Agreement and Plan of Merger, dated as of October 27, 1998, as amended, among Lumonics Inc., Grizzly Acquisition Corporation, New Grizzly Acquisition Corporation and General Scanning Inc. is included in the Prospectus which constitutes a part of GSI Lumonics' Registration Statement on Form S-4, File No. 333-71449, and is incorporated by reference herein.